AXA ENTERPRISE FUNDS TRUST

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND (together, the “FUNDS”)

SUPPLEMENT DATED FEBRUARY 15, 2008 TO THE PROSPECTUS DATED MARCH 1, 2007, AS REVISED JUNE 25, 2007

This Supplement updates the above-referenced Prospectus of AXA Enterprise Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a restriction on new purchases of the Funds’ Class B shares.

The following paragraph is added at the beginning of the Section entitled “Investing In The Funds.”

Effective on or about March 1, 2008, no new investments will be allowed in Class B shares in the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Except as noted below, all subsequent investments through automatic investment plans will be directed into Class A shares at NAV. Investments in Class B shares will, however, remain permissible for existing shareholders investing through qualified retirement plans (such as 401(k) plans, 403(b) plans, simple and individual retirement accounts under Section 408 of the Internal Revenue Code (“IRC”), Roth IRAs under IRC Section 408A, Coverdell ESA’s under IRC section 530 or 457 plans). Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one AXA Enterprise Fund (each, an “Enterprise Fund”) for Class B shares of another Enterprise Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Funds’ shares will be permitted to invest in other classes of the Funds, subject to that class’ pricing structure and eligibility requirements, if any. In addition, for Class B shares outstanding as of March 1, 2008 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge (“CDSC”) schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form.